UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

NEXSCIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-274532	92-2915192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification ID No.)

2029 Century Park East, Suite 400

Los Angeles, CA 90067

(Address of principal executive offices)

(City, State, Zip Code)

(310) 494-6620

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On November 10, 2025, Nexscient, Inc. [OTCQB: NXNT] (“the Company”) issued a press release announcing that it had entered into a Strategic Alliance Agreement with Tekcapital, plc., the UK intellectual property investment group focused on transforming university technologies into valuable products that can improve people’s lives. Nexscient will evaluate and pursue acquisitions or licenses of these innovations through strategic transactions aimed at creating long-term shareholder value.

Under the alliance, Tekcapital will leverage its extensive university and technology network to provide Nexscient with continuous access to a curated pipeline of university-originated technologies that align with Nexscient’s AI and advanced computing focus areas. Once technology acquisition candidates have been identified and approved by Nexscient, Tekcapital will lead early-stage negotiations and structure the transactions for acquisition by Nexscient.

The agreement, effective November 7, 2025, establishes a 12-month term during which Tekcapital will present opportunities to Nexscient for review and potential acquisition. As consideration for services rendered over the period, Nexscient will issue 300,000 shares of its restricted common stock to Tekcapital.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in the Report under Item 8.01 and Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing. The furnishing of the information in Item 8.01 of this report and the press release is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated November 10, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSCIENT, INC.

Date: November 10, 2025	By:	/s/ Fred E. Tannous
Fred E. Tannous
President & Chief Executive Officer

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